AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 9, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  |X|
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     |X|  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
                (Name of Registrant as Specified in Its Charter)

             THE HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     or the Form or Schedule and the date of its filing.
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NEWS RELEASE
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The Hercules Shareholders' Committee For NEW Management * 17 State Street * New
York, New York 10004

Contact:          Chris Hayden, Georgeson Shareholder Communications Inc.
                  212-440-9850

             THE HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
                            COMMENTS ON ISS RELEASE

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NEW YORK, NY, JULY 9, 2003 - In response to ISS's release yesterday with respect to Hercules Incorporated (NYSE: HPC), a spokesman for The Hercules Shareholders' Committee for NEW Management stated, "As was the case in 2001, we expect ISS's recommendation to have little effect on the Hercules proxy contest, as we are confident that Hercules shareholders will make up their own minds as to how to vote. Moreover, it is no coincidence we believe that the ISS announcement, originally scheduled for last week, comes little more than 24 hours after Hercules announced its intention, following consultation with ISS, to amend its election Bylaw to provide for a plurality vote with respect to the election of directors - the third different position the Company has taken on this issue in three weeks. Parenthetically, management's eleventh hour conversion is a vindication of the stand taken for more than two years now by the Company's minority directors and The Hercules Shareholders' Committee for NEW Management."

The Hercules Shareholders Committee for NEW Management urges shareholders to sign, date and return the WHITE proxy card voting FOR the Committee's director nominees. Shareholders with questions or in need of assistance in voting their shares should contact Georgeson Shareholder Communications Inc., the Committee's proxy solicitation agent, toll free, at (866) 288-2190 (banks and brokerage firms please call (212) 440-9800).

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